UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 2, 2011
(Date of Report/Date of earliest event reported)
BANK MUTUAL CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	000-31207 (Commission File Number)	39-2004336 (IRS Employer Identification No.)
4949 West Brown Deer Road
Milwaukee, Wisconsin 53223
(Address and zip code of principal executive offices)
(414) 354-1500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Bank Mutual Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders on May 2, 2011. The shareholders (i) elected four members of the Company’s Board of Directors to serve until the Annual Meeting in the year 2014; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent auditors for 2011; (iii) approved, in an advisory vote, the compensation of the Company’s named executive officers; and (iv) voted, in an advisory vote, as set forth below as to the frequency of future advisory votes on executive compensation. There were 45,779,443 outstanding shares eligible to vote as of March 1, 2011, the record date for the 2011 Annual Meeting.
The directors elected to the Company’s Board for terms expiring at the Annual Meeting in the year 2014, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below*:

Director	Votes For*	Votes Withheld	Broker Non-Votes
David A. Baumgarten	31,931,618	1,604,375	5,551,474
David C. Boerke	31,911,566	1,624,427	5,551,474
Thomas J. Lopina, Sr.	31,653,084	1,882,909	5,551,474
Robert B. Olson	31,850,965	1,685,028	5,551,474
The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Richard A. Brown	2013	Thomas H. Buestrin	2012
Mark C. Herr	2013	Michael T. Crowley, Jr.	2012
J. Gus Swoboda	2013	William J. Mielke	2012
The proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent auditors for 2011 received the following votes:

Votes for approval:	38,132,620
Votes against:	608,573
Abstentions:	346,273
The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Information” in the Proxy Statement, received the following votes:

Votes for approval:	30,189,146
Votes against:	2,508,265
Abstentions:	838,580
Broker Non-Votes:	5,551,476

*Total votes cast for each nominee or matter, or broker non-votes, may vary due to the rounding of fractional share interests.

The advisory vote on the frequency of future advisory votes on executive compensation received the following votes:

1 Year:	17,188,667
2 Years:	1,581,896
3 Years:	13,291,089
Broker Non-votes:	5,551,478
The Company’s Board considered the results of the advisory vote on the frequency of future advisory votes on executive compensation and determined that it would hold future votes annually until the next shareholder vote on the frequency of these votes.
* * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2011	BANK MUTUAL CORPORATION (Registrant)
	By:	/s/ Michael W. Dosland
Michael W. Dosland
Senior Vice President and Chief Financial Officer

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